INDEPENDENT AUDITOR'S CONSENT
                          -----------------------------

We consent to the incorporation by reference in this Registration Statement of I/O Magic Corporation and subsidiary on Form S-8 of our report, dated February
14, 2003, except for the sixth paragraph of Note 8, as to which the date is April 11, 2003, appearing in the Annual Report on Form 10-K of I/O Magic Corporation and subsidiary for the year ended December 31, 2002.




/s/  SINGER  LEWAK  GREENBAUM  &  GOLDSTEIN  LLP

Los  Angeles,  California
June 23, 2003